Exhibit 99.1

Allscripts Healthcare Solutions, Inc.

Summary of Unaudited Pro Forma Financial Information

(Dollars in thousands, except per share amounts)

Overview

On December 31, 2018, Allscripts Healthcare Solutions, Inc. (“the Company”) sold all of the Class A Common Units of Netsmart LLC,  Delaware limited liability company (“Netsmart”) held by several of the Company’s wholly-owned subsidiaries in exchange for $566.6 million plus up to $8.4 million in the event Netsmart’s Net Debt Amount is less than the Target Debt Amount as defined by in the Unit Purchase Agreement as of the end of the day on December 31, 2018 (as determined following the closing pursuant to the terms of the Unit Purchase Agreement).

Basis of Presentation

The unaudited pro forma consolidated balance sheet as of September 30, 2018 has been prepared to give effect to the elimination of Netsmart’s assets, liabilities and equity balances as a result of the disposition of Netsmart as if it had occurred on September 30, 2018. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2018 and the years ended December 31, 2017 and 2016 have been prepared to give effect to the elimination of revenues and costs as a result of the disposition of Netsmart as if it had occurred on January 1, 2017.

The unaudited financial information for the Company was derived from, and should be read in conjunction with, the Company’s unaudited interim consolidated financial statements included in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 2, 2018 and the audited consolidated financial statements for the years ended December 31, 2017 and 2016 included in the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2018.

The pro forma adjustments are described in the notes to the unaudited pro forma financial information. The unaudited pro forma financial information included herein is for informational purposes only and is not necessarily indicative of what the Company's historical financial performance and financial position would have been without the consolidation of Netsmart. In addition, the unaudited pro forma financial information is not necessarily indicative of the Company’s results to be expected in the future.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2018

(In thousands, except per share amounts)	Allscripts Historical (A)	Netsmart Historical		Sale of Netsmart		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$111,775	$(14,050)		$566,611	(D)	$664,336
Restricted cash	8,016	(3,717)				4,299
Accounts receivable, net of allowance of $61,926 as of September 30, 2018	520,381	(71,624)	(E)			448,757
Contract assets	71,745	(10,887)				60,858
Prepaid expenses and other current assets	131,826	(17,170)				114,656
Total current assets	843,743	(117,448)		566,611		1,292,906
Fixed assets, net	160,225	(30,715)				129,510
Software development costs, net	239,359	(39,510)				199,849
Intangible assets, net	873,635	(420,999)				452,636
Goodwill	2,207,967	(814,666)				1,393,301
Deferred taxes, net	5,566	0				5,566
Contract assets - long-term	52,555	0				52,555
Other assets	135,030	(1,958)				133,072
Total assets	$4,518,080	$(1,425,296)		$566,611		$3,659,395

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS (CONTINUED)

AS OF SEPTEMBER 30, 2018

(In thousands, except per share amounts)	Allscripts Historical (A)	Netsmart Historical	Sale of Netsmart		Pro Forma
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$126,709	$(12,910)	$95,228	(F)	$209,027
Accrued expenses	120,326	(12,436)			107,890
Accrued compensation and benefits	107,799	(20,923)			86,876
Deferred revenue	506,568	(68,775)			437,793
Current maturities of long-term debt	19,516	0			19,516
Current maturities of non-recourse long-term debt - Netsmart	4,257	(4,257)			0
Current maturities of capital lease obligations	9,190	(8,118)			1,072
Total current liabilities	894,365	(127,419)	95,228		862,174
Long-term debt	1,002,026	0			1,002,026
Non-recourse long-term debt - Netsmart	788,489	(788,489)			0
Long-term capital lease obligations	4,606	(2,814)			1,792
Deferred revenue	21,804	(4,977)			16,827
Deferred taxes, net	124,294	(62,668)			61,626
Other liabilities	95,575	(4,089)			91,486
Liabilities attributable to discontinued operations	2,261	0			2,261
Total liabilities	2,933,420	(990,456)	95,228		2,038,192
Redeemable convertible non-controlling interest - Netsmart	467,981	(467,981)			0
Commitments and contingencies
Stockholders’ equity:
Preferred stock: $0.01 par value, 1,000 shares authorized, no shares issued and outstanding as of September 30, 2018	0	0			0
Common stock: $0.01 par value, 349,000 shares authorized as of September 30, 2018; 270,506 and 174,707 shares issued and outstanding as of September 30, 2018, respectively	2,708	(102,084)	102,084		2,708
Treasury stock: at cost, 96,099 as of September 30, 2018	(423,521)	0			(423,521)
Additional paid-in capital	1,765,103	108,832			1,873,935
Accumulated (deficit) retained earnings	(251,363)	26,290	369,299	(D)	144,226
Accumulated other comprehensive loss	(5,452)	0			(5,452)
Total Allscripts Healthcare Solutions, Inc.'s stockholders' equity	1,087,475	33,038	471,383		1,591,896
Non-controlling interest	29,204	103			29,307
Total stockholders’ equity	1,116,679	33,141	471,383		1,621,203
Total liabilities and stockholders’ equity	$4,518,080	(1,425,296)	$566,611		$3,659,395

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

		Pro Forma Adjustments
(In thousands, except per share amounts)	Allscripts Historical (B)	Netsmart Historical	Intercompany Activity (C)	Pro Forma
Revenue:
Software delivery, support and maintenance	$996,569	$(157,479)	$85	$839,175
Client services	565,213	(103,455)	6,682	468,440
Total revenue	1,561,782	(260,934)	6,767	1,307,615
Cost of revenue:
Software delivery, support and maintenance	328,534	(45,213)	103	283,424
Client services	480,231	(75,107)	6,666	411,790
Amortization of software development and acquisition-related assets	101,008	(24,991)	0	76,017
Total cost of revenue	909,773	(145,311)	6,769	771,231
Gross profit	652,009	(115,623)	(2)	536,384
Selling, general and administrative expenses	425,365	(74,390)	0	350,975
Research and development	220,066	(17,845)	93	202,314
Asset impairment charges	30,075	0	0	30,075
Amortization of intangible and acquisition-related assets	37,210	(17,665)	84	19,629
Loss from operations	(60,707)	(5,723)	(179)	(66,609)
Interest expense	(80,843)	43,917	0	(36,926)
Other loss, net	(590)	7	0	(583)
Gain on sale of businesses, net	172,258	0	0	172,258
Impairment of long-term investments	(15,487)	0	0	(15,487)
Equity in net income of unconsolidated investments	529	0	0	529
Income from continuing operations before income taxes	15,160	38,201	(179)	53,182
Income tax benefit (provision)	3,020	(8,938)	0	(5,918)
Income from continuing operations, net of tax	18,180	29,263	(179)	47,264
Income from discontinued operations, net of tax	3,731	0	0	3,731
Net income	21,911	29,263	(179)	50,995
Less: Net loss attributable to non-controlling interests	3,494	0	(149)	3,345
Less: Accretion of redemption preference on redeemable convertible non-controlling interest - Netsmart	(36,446)	36,446	0	0
Net (loss) income attributable to Allscripts Healthcare Solutions, Inc. stockholders	$(11,041)	$65,709	$(328)	$54,340

Net (loss) income attributable to Allscripts Healthcare Solutions, Inc. stockholders per share:
Basic
Continuing operations	$(0.09)	$0.37	$0.00	$0.28
Discontinued operations	0.03	0.00	0.00	0.03
Net (loss) income attributable to Allscripts Healthcare Solutions, Inc. stockholders per share	$(0.06)	$0.37	$0.00	$0.31

Diluted
Continuing operations	$(0.09)	$0.37	$0.00	$0.28
Discontinued operations	0.03	0.00	0.00	0.03
Net (loss) income attributable to Allscripts Healthcare Solutions, Inc. stockholders per share	$(0.06)	$0.37	$0.00	$0.31

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

		Pro Forma Adjustments
(In thousands, except per share amounts)	Allscripts Historical (B)	Netsmart Historical	Intercompany Activity (C)	Pro Forma
Revenue:
Software delivery, support and maintenance	$1,156,391	$(199,194)	$990	$958,187
Client services	649,951	(119,880)	9,450	539,521
Total revenue	1,806,342	(319,074)	10,440	$1,497,708
Cost of revenue:
Software delivery, support and maintenance	368,192	(51,886)	807	317,113
Client services	541,388	(87,762)	9,445	463,071
Amortization of software development and acquisition-related assets	114,601	(29,876)	0	84,725
Total cost of revenue	1,024,181	(169,524)	10,252	864,909
Gross profit	782,161	(149,550)	188	632,799
Selling, general and administrative expenses	486,271	(85,588)	5	400,688
Research and development	220,219	(18,024)	87	202,282
Amortization of intangible and acquisition-related assets	33,754	(16,465)	56	17,345
Income from operations	41,917	(29,473)	40	12,484
Interest expense	(87,479)	49,939	0	(37,540)
Other income, net	413	(925)	0	(512)
Impairment and losses on long-term investments	(165,290)	0	0	(165,290)
Equity in net income of unconsolidated investments	821	0	0	821
Loss from continuing operations before income taxes	(209,618)	19,541	40	(190,037)
Income tax benefit	50,767	(45,253)	0	5,514
Loss from continuing operations, net of tax	(158,851)	(25,712)	40	(184,523)
Income from discontinued operations, net of tax	4,676	0	0	4,676
Net loss	(154,175)	(25,712)	40	(179,847)
Less: Net loss attributable to non-controlling interests	1,566	0	0	1,566
Less: Accretion of redemption preference on redeemable convertible non-controlling interest - Netsmart	(43,850)	43,850	0	0
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders	$(196,459)	$18,138	$40	$(178,281)

Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share:
Basic
Continuing operations	$(1.12)	$0.10	$0.00	$(1.02)
Discontinued operations	0.03	0.00	0.00	0.03
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share	$(1.09)	$0.10	$0.00	$(0.99)

Diluted
Continuing operations	$(1.12)	$0.10	$0.00	$(1.02)
Discontinued operations	0.03	0.00	0.00	0.03
Net loss attributable to Allscripts Healthcare Solutions, Inc. stockholders per share	$(1.09)	$0.10	$0.00	$(0.99)

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

		Pro Forma Adjustments
(In thousands, except per share amounts)	Allscripts Historical (B)	Netsmart Historical (A)	Intercompany Activity (C)	Pro Forma
Revenue:
Software delivery, support and maintenance	$1,003,618	$(106,882)	$2,563	$899,299
Client services	546,281	(66,479)	6,968	486,770
Total revenue	1,549,899	(173,361)	9,531	1,386,069
Cost of revenue:
Software delivery, support and maintenance	331,055	(38,938)	2,115	294,232
Client services	459,174	(46,718)	6,867	419,323
Amortization of software development and acquisition-related assets	88,631	(17,416)	0	71,215
Total cost of revenue	878,860	(103,072)	8,982	784,770
Gross profit	671,039	(70,289)	549	601,299
Selling, general and administrative expenses	392,865	(58,331)	(13)	334,521
Research and development	187,906	(9,399)	27	178,534
Asset impairment charges	4,650	0	0	4,650
Amortization of intangible and acquisition-related assets	25,847	(9,971)	8	15,884
Income from operations	59,771	7,412	527	67,710
Interest expense	(68,141)	38,663	0	(29,478)
Other income, net	1,087	(258)	0	829
Equity in net loss of unconsolidated investments	(7,501)	0	0	(7,501)
Loss from continuing operations before income taxes	(14,784)	45,817	527	31,560
Income tax benefit (expense)	17,814	(18,123)	0	(309)
Net income	3,030	27,694	527	31,251
Less: Net income attributable to non-controlling interests	(146)	0	0	(146)
Less: Accretion of redemption preference on redeemable convertible non-controlling interest - Netsmart	(28,536)	28,536	0	0
Net (loss) income attributable to Allscripts Healthcare Solutions, Inc. stockholders	$(25,652)	$56,230	$527	$31,105

Net (loss) income attributable to Allscripts Healthcare Solutions, Inc. stockholders per share:
Basic	$(0.14)	$0.30	$0.00	$0.16
Diluted	$(0.14)	$0.30	$0.00	$0.16

The Company's Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2018, the Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2018 and the Years Ended December 31, 2017 and 2016 include the following:

(A)

As reported in the Quarterly Report on Form 10-Q filed by the Company with the SEC on November 2, 2018. Netsmart activity for the year ended December 31, 2016 includes activity from March 17, 2016 through December 31, 2016.

(B)

As reported in the Annual Report on Form 10-K filed by the Company with the SEC on February 26, 2018. During the first quarter of 2018, the Company changed the presentation of certain bundled revenue streams. Such revenue was previously included as part of software, delivery, support and maintenance revenue. Under the new presentation, such revenue is included as part of client services revenue. The revenue previously reported for the years ended December 31, 2017 and 2016 has been recast to match to the new presentation by reducing software delivery, support and maintenance and increasing client services by $18.3 and $8.7 million, respectively.

(C)	Represents intercompany transactions that would not have been eliminated if Netsmart's results were not consolidated.

(D)	Represents the proceeds and gain, net of tax from the sale of Netsmart as if it had occurred on September 30, 2018.

(E)	Netsmart's balance for allowance for doubtful accounts was $13,238 as of September 30, 2018.

(F)	The pro forma tax rate of 20.5% differs from the blended federal and state statutory rate of 26% due to the application of valuation allowances relating to use of NOLs and tax credits.